                                  [LETTERHEAD]




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
TCF Financial Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 3, 1997

                                  [LETTERHEAD]




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Winthrop Resources Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 3, 1997